Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, T. Paul Bulmahn, Chairman and Chief Executive Officer of ATP Oil & Gas Corporation (the “Company”), do hereby certify that the Annual Report on Form 10-K (the “Report”) for the year ended December 31, 2003, filed with the Securities Exchange Commission on the date hereof:

1)	fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly represents, in all material respects, the financial condition and the results of operations of the Company.

Date: March 29, 2004	By:	/s/ T. PAUL BULMAHN

T. Paul Bulmahn
Chairman, Chief Executive Officer and President